EX-99.16.a

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Shawn K. Lytle
Shawn K. Lytle

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Jerome D. Abernathy
Jerome D. Abernathy

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Ann D. Borowiec
Ann D. Borowiec

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Joseph W. Chow
Joseph W. Chow

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ H. Jeffrey Dobbs
H. Jeffrey Dobbs

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ John A. Fry
John A. Fry

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Joseph Harroz, Jr.
Joseph Harroz, Jr.

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Sandra A.J. Lawrence
Sandra A.J. Lawrence

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Frances A. Sevilla-Sacasa
Frances A. Sevilla-Sacasa

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Thomas K. Whitford
Thomas K. Whitford

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Christianna Wood
Christianna Wood

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Limited-Term Government Funds, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Limited-Term Government Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of February, 2023.

/s/ Janet L. Yeomans
Janet L. Yeomans

Delaware Funds by MACQUARIE®	MACQUARIE [LOGO]
EXHIBIT A
ACQUIRED FUNDS	ACQUIRING FUNDS
Delaware Ivy Limited-Term Bond Fund, a series of Ivy Funds	Delaware Limited-Term Diversified Income Fund, a series of Delaware Group Limited-Term Government Funds